AFL-CIO HOUSING INVESTMENT TRUST

Portfolio Performance Commentary:
May 2012

For the month of May 2012 the AFL-CIO Housing Investment Trust (HIT) had a gross return of 1.14% and a net return of 1.11%. Its benchmark, the Barclays Capital Aggregate Bond Index (Barclays Aggregate), reported a return of 0.90% for the month.
May gross relative performance: +0.24

Performance for periods ended May 31, 2012
(Returns for periods exceeding one year are annualized)

	YTD	1 Year	3 Year	5 Year	10 Year
HIT Total Gross Rate of Return	2.67%	7.62%	6.94%	7.20%	6.14%
HIT Total Net Rate of Return	2.49%	7.16%	6.48%	6.75%	5.71%
Barclays Capital Aggregate Bond Index	2.33%	7.12%	7.12%	6.72%	5.72%

The performance data quoted represents past performance and is no guarantee of future results. Investment results and principal value will fluctuate so that units in the HIT, when redeemed, may be worth more or less than their original cost. The HIT's current performance may be lower or higher than the performance quoted. Performance data current to the most recent month-end is available from the HIT's website at www.aflcio-hit.com. Gross performance figures do not reflect the deduction of HIT expenses. Net performance figures reflect the deduction of HIT expenses and are the performance figures investors experience in the HIT. Information about HIT expenses can be found on page 1 of the HIT’s current prospectus.

Positive contributions to the HIT’s performance included:

●	The HIT’s ongoing yield advantage over the Barclays Aggregate.

●
Weak performance by corporate bonds, the worst performing major sector in the index with excess returns to Treasuries of -159 basis points (bps). The HIT does not invest in corporate bonds, whereas the sector comprised 20.4% of the Barclays Aggregate as of May 31, 2012.

●
The portfolio’s overweight to the highest credit quality sector of the investment grade universe. The excess returns of this sector were the highest among the four credit ratings buckets (AAA, AA, A, and BBB) of the Barclays Aggregate, whose returns were -30, -92, -152, and -214 bps, respectively. The HIT has an overweight with respect to the index in high credit quality investments. Approximately 94% of the HIT portfolio is AAA-rated or carries a government or government-sponsored enterprise (GSE) guarantee, compared to 74% for the Barclays Aggregate.

●
The portfolio’s underweight to single family MBS (RMBS), as this was the third worst performing sector in the Barclays Aggregate with excess returns of -64 bps. As of May 31, 2012, the portfolio had a 24.6% allocation to RMBS compared to the index’s 30.7% allocation.

Negative contributions to the HIT’s performance included:

●	The portfolio’s underweight to Treasuries as this sector was the best performing major sector in the Barclays Aggregate, with absolute returns of 1.71%. At the end of May, the index had a

AFL-CIO HOUSING INVESTMENT TRUST                                                                                           May 2012 Performance Commentary

Treasury allocation of 35.9%, while the HIT held 9.5%. Mitigating this negative impact for the HIT was its overweight to long duration Treasuries relative to the index. The duration of the HIT’s Treasuries was 13.3 years compared to the Barclays Aggregate’s 5.8 years. During May, the yield curve flattened significantly with the yield on the 30-year Treasury yield falling 47 bps.

●
Slightly weaker overall performance of the agency multifamily MBS in the HIT’s portfolio as spreads to Treasuries were unchanged to wider for the month. Ginnie Mae construction loan certificate spreads were flat to Treasuries, while Ginnie Mae permanent loan certificate spreads were 5 bps wider. Fannie Mae multifamily DUS securities also generally widened across structures, with the benchmark 10/9.5 structure approximately 13 bps wider.

●
The portfolio’s short duration position relative to the Barclays Aggregate as Treasury yields fell across the curve for the month. Two-year rates were flat, five-year rates dropped by 15 bps, and 10-year rates fell by 36 bps.

●	The HIT’s overweight to spread product relative to the index as swap spreads widened across the yield curve. Two-year swap spreads widened by 6 bps and 10-year spreads increased by 5 bps.
May 2012 Sector Performance

Sector	Absolute	Excess Return	Modified Adjusted
	Return	(bps)	Duration

U.S. Treasuries	+1.71%	0	5.81
Agencies	+0.42%	-39	3.69
Single family agency MBS (RMBS)	+0.32%	-64	3.17
Corporates	+0.75%	-159	7.04
Commercial MBS (CMBS)	-0.34%	-73	3.19
Asset-backed securities (ABS)	+0.39%	-19	3.21
Source: Bloomberg L.P.

Change in Treasury Yields

Maturity	4/30/12	5/31/12	Change
1 Month	0.064%	0.028%	-0.036%
3 Month	0.094%	0.068%	-0.026%
6 Month	0.145%	0.124%	-0.020%
1 Year	0.175%	0.180%	0.005%
2 Year	0.259%	0.264%	0.005%
3 Year	0.374%	0.344%	-0.029%
5 Year	0.809%	0.656%	-0.153%
7 Year	1.319%	1.010%	-0.309%
10 Year	1.915%	1.559%	-0.356%
30 Year	3.112%	2.643%	-0.469%
Source: Bloomberg L.P.

Investors should consider the HIT’s investment objectives, risks, and charges and expenses carefully before investing. This and other information is contained in the HIT’s prospectus. To obtain a prospectus, call the HIT at 202-331-8055 or visit www.aflcio-hit.com. The prospectus should be read carefully before investing.

This document contains forecasts, estimates, opinions, and/or other information that is subjective. It should not be considered as investment advice or a recommendation of any kind.